Computation Of Basic And Diluted Loss Per Share (Detail) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Numerator used in basic loss per share
Net loss attributable to LDK Solar CO., Ltd. shareholders	$ (1,610,068)	$ (970,971)	$ (620,869)
Accretion to redemption value of redeemable non-controlling interests	(33,077)	(153,984)	(34,590)
Net loss available to LDK Solar CO., Ltd. shareholders	$ (1,643,145)	$ (1,124,955)	$ (655,459)
Shares (denominator):
Weighted average number of ordinary shares outstanding used in computing basic loss per share	178,930,738	130,492,366	133,806,940
Loss per share - basic	$ (9.18)	$ (8.62)	$ (4.90)
Loss per share - diluted	$ (9.18)	$ (8.62)	$ (4.90)